UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 3, 2014
                Date of Report (Date of earliest event reported)


                                 Makism 3D Corp.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                          000-54222               42-1771506
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                                 26 Broad Street
                       Cambridge, United Kingdom, CB23 6HJ
                    (Address of Principal Executive Offices)

                               011-44-01954-715030
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Certifying Accountant

Effective February 3, 2014, Weinberg & Baer LLC ("W&B") was dismissed as the independent registered public accounting firm of Makism 3D Corp. (the "Company"). The dismissal of W&B as the independent registered public accounting firm was approved by the Company's Board of Directors.

The reports of W&B regarding the Company's financial statements for the fiscal years ended June 30, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of W&B on the Company's financial statements for fiscal years ended June 30, 2013 and 2012 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended June 30, 2013 and 2012, and during the period from July 1, 2013 to the date of dismissal, (i) there were no disagreements with W&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of W&B would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided W&B with a copy of the foregoing disclosures and requested that W&B furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

Effective February 3, 2014, the Board of Directors of the Company engaged MaloneBailey, LLP ("MB") as its independent registered public accounting firm to audit the Company's financial statements for the Company's fiscal year ended June 30, 2014.

During each of the Company's two most recent fiscal years and through the interim periods preceding the engagement of MB, the Company (a) has not engaged MB as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with MB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by MB concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Exhibit Description
-----------                   -------------------

  16.1                Letter of Weinberg & Baer LLC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MAKISM 3D CORP
                                          a Nevada corporation


February 4, 2014                          By: Luke Ruffell
                                              ----------------------------------
                                              Luke Ruffell
                                              President, Chief Executive Officer
                                              and Chairman of the Board

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